UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K


CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):  April 30, 2024
 _____________________
NVN Liquidation, Inc.
(Exact name of registrant as specified in its charter)
 _____________________

Delaware
(State or other jurisdiction of
incorporation)

001-37880
(Commission
File Number)

20-4427682
(IRS Employer
Identification No.)

P.O. Box 64, Pittsboro, North Carolina 27312
(Address of principal executive offices) (Zip Code)
(919) 485-8080
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
 _____________________
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class: Common Stock, $0.0001 par value
Trading Symbol(s): NOVNQ
Name of Each Exchange on Which Registered: NONE
     (1) The registrant's common stock was previously traded on the Nasdaq Capital Market under the symbol "NOVN." On
July 26, 2023, the registrant's common stock began trading exclusively on the over-the-counter ("OTC") market under the symbol "NOVNQ." On September 8, 2023, Nasdaq filed a Form 25 with the United States Securities and Exchange Commission to complete the delisting of the registrant's common stock from Nasdaq, and the delisting became effective ten days after the Form 25 was filed.

     Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).
     Emerging growth company []

     If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. []



Item 1.03. Bankruptcy or Receivership.

As previously disclosed, on July 17, 2023, NVN Liquidation, Inc., f/k/a Novan, Inc. (the "Company") and its wholly owned subsidiary, EPI Health, LLC ("EPI Health" and together with the Company, the "Debtors") filed voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the
 District of Delaware (the "Bankruptcy Court"). The case is being administered under the caption In re: NVN Liquidation, Inc., et al, f/k/a Novan, Inc., Case No. 23-10937 (the "Chapter 11 Case").

Also as previously disclosed, on January 26, 2024, the Bankruptcy Court entered an order (the "Confirmation Order") confirming the Amended Combined Disclosure Statement and Plan of Liquidation
Proposed by the Debtors, dated January 26, 2024 (as amended, modified or supplemented from time to time, the "Plan").

On April 30, 2024 (the "Effective Date"), the Debtors filed a
Notice of Effective Date with the Bankruptcy Court and the Plan became effective in accordance with its terms. As of the Effective Date, and in accordance with the Plan, all outstanding equity interests in the
Company have been canceled, extinguished and discharged and are of no further force or effect pursuant to the Plan, and the holders of such equity interests will not receive or retain any property on account of such interests.

The foregoing description of the Plan and the Confirmation Order is a summary thereof and does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the Plan and Confirmation Order. A copy of the confirmed Plan (court docket #0565) and the Confirmation Order (court docket #0568) can be accessed for free at https://www.kccllc.net/novan and are incorporated herein by reference into this Item 1.03.


Item 3.03 Material Modifications to the Rights of Security Holders

The disclosure under Item 1.03 of this Current Report on Form 8-K is incorporated herein by reference.


Item 5.02 Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the effectiveness of the Plan, on the Effective Date, each of W. Kent Geer, Robert J. Keegan, Machelle Sanders, Steven D. Skolsky and Paula Brown Stafford tendered their resignation from the board of directors of the Company, and, in addition, Paula Brown Stafford and John A. Donofrio tendered their resignations as officers of the Company.


Item 8.01 Other Events.

Deregistration of Securities.
In conjunction with the effectiveness of the Plan and the cancellation of all of its outstanding shares of common stock, the Company intends to file post-effective amendments to each of its Registration Statements on Form S-1, Form S-3 and Form S-8 with the Securities and Exchange
Commission to deregister all remaining unissued shares registered pursuant to such Registration Statements.



SIGNATURES
     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


NVN Liquidation, Inc.


Date: April 30, 2024



By:

/s/ Paula Brown Stafford


Paula Brown Stafford


Authorized Signatory